THE GUARDIAN INVESTOR ASSET BUILDER

Supplement dated May 1, 2008

to

Prospectus dated May 1, 2008

The following information should be read in conjunction with the Prospectus dated May 1, 2008 for The Guardian Investor Asset Builder Variable Annuity issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”) through The Guardian Separate Account R. This Supplement modifies the Prospectus and should be retained with the Prospectus for future reference.

1.	On page 2 of the prospectus, the first bullet under “Expenses” is hereby deleted in its entirety and replaced with the following:

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Operating expenses for mutual funds comprising the variable investment options Management fees, 12b-1 fees, and other expenses associated with the Funds you may pay while owning the contract are estimated to be from 0.35% to 3.59% in 2008, but may be different in the future. Actual charges will depend on the variable investment options you select. We reserve the right to collect any redemption fee imposed by any Fund or if required by any regulatory authority.